Supplement to the current prospectus

MFS® Lifetime Funds

MFS Lifetime Retirement Income Fund

MFS Lifetime 2010 Fund

MFS Lifetime 2020 Fund

MFS Lifetime 2030 Fund

MFS Lifetime 2040 Fund

Effective immediately, in the sub-section entitled "Risk Return Summary – General Investment Approach," the following chart is inserted between the third and fourth paragraphs:

The date of this supplement is February 1, 2007.